Exhibit 10.1
UNITED STATES DEPARTMENT OF THE TREASURY
1500 PENNSYLVANIA AVENUE, NW
WASHINGTON, D.C. 20220
Dear Ladies and Gentlemen:
     The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.
     The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement — Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.
     Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.
     This letter agreement (including the Schedules hereto), the Securities Purchase Agreement (including the Annexes thereto), the Disclosure Schedules and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.
     This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.
* * *

     In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY
By:
Name:
Title:

COMPANY: RELIANCE BANCSHARES, INC.
By:
	Name:	Jerry S. Von Rohr
	Title:	President and CEO

Date:

EXHIBIT A
SECURITIES PURCHASE AGREEMENT

SCHEDULE A
ADDITIONAL TERMS AND CONDITIONS
Company Information:
     Name of the Company: Reliance Bancshares, Inc.
     Corporate or other organizational form: Corporate
     Jurisdiction of Organization: Missouri
     Appropriate Federal Banking Agency: Federal Deposit Insurance Corporation

Notice Information:	Jerry S. Von Rohr President Reliance Bancshares, Inc. 10401 Clayton Road Frontenac (St. Louis), Missouri 63131 (314) 569-7201 (314) 569-7301 (fax) jvonrohr@reliancebankstl.com
Terms of the Purchase:
     Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A
     Per Share Liquidation Preference of Preferred Stock: $1,000.00
     Number of Shares of Preferred Stock Purchased: 40,000
     Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15
     Series of Warrant Preferred Stock: Fixed Rate Cumulative Perpetual Preferred Stock, Series B
     Number of Warrant Shares: 2,000
     Number of Net Warrant Shares (after net settlement): 2,000
     Exercise Price of the Warrant: $0.01
     Purchase Price: $40,000,000.00
Closing:
     Location of Closing: Squire, Sanders & Dempsey L.L.P., 221 East Fourth Street, Suite 2900, Cincinnati, Ohio 45202
     Time of Closing:
     Date of Closing: February 13, 2009

Wire Information for Closing:	ABA Number: 081018888
Bank: Reliance Bank
Account Name: Reliance Bancshares, Inc.
Account Number:
Beneficiary: Reliance Bancshares, Inc.

Contact for Confirmation of Wire Information:	Dale E. Oberkfell (EVP)
(314) 569-7202
doberkfell@reliancebankstl.com

SCHEDULE B
CAPITALIZATION
Capitalization Date: December 31, 2008
Common Stock
     Par Value: $0.25 per share
     Total Authorized: 40,000,000
     Outstanding: 20,770,781
     Subject to warrants, options, convertible
     securities, etc.: 2,236,950
     Reserved for benefit plans and other issuances: 90,034
     Remaining authorized but unissued: 16,902,235
     Shares issued after Capitalization Date
     (other than pursuant to warrants, options,
     convertible securities, etc. as set forth above): None
Preferred Stock
     Par value: No par value
     Total Authorized: 2,000,000
     Outstanding (by series): None
     Reserved for issuance: None
     Remaining authorized but unissued: 2,000,000

Holders of 5% or more of any class of capital stock	Primary Address
Gary R. Parker	Center Oil Company
600 Mason Ridge Center Drive
St. Louis, MO 63141

William R. Stiritz	790 Briar Hill Road
Belleville, IL 62223

SCHEDULE C
LITIGATION
List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement — Standard Terms.
If none, please so indicate by checking the box☑.

SCHEDULE D
COMPLIANCE WITH LAWS
List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement — Standard Terms.
If none, please so indicate by checking the box: ☑.
List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement — Standard Terms.
If none, please so indicate by checking the box☑

SCHEDULE E
REGULATORY AGREEMENTS
List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement — Standard Terms.
If none, please so indicate by checking the box☑